Exhibit 10.1

SIXTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

THIS SIXTH AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Amendment”), dated as of January 18, 2013, is made by and among MAXIMUS, INC., a Virginia corporation (the “Borrower”), the several banks and other financial institutions and lenders party hereto (the “Lenders”), and SUNTRUST BANK, in its capacity as administrative agent for the Lenders (the “Administrative Agent”), as issuing bank (the “Issuing Bank”) and as Swingline Lender (the “Swingline Lender”), and MAXIMUS FEDERAL SERVICES, INC., a Virginia corporation (“MAXIMUS Federal”), MAXIMUS HUMAN SERVICES, INC., a Virginia corporation (“MAXIMUS Human”), MAXIMUS HEALTH SERVICES, INC., an Indiana corporation (“MAXIMUS Health”), PSI SERVICES HOLDING INC., a Delaware corporation (“PSI Holding”) and POLICY STUDIES INC., a Colorado corporation (“PSI,” and together with MAXIMUS Federal, MAXIMUS Human, MAXIMUS Health and PSI Holding, collectively, the “Subsidiary Loan Parties,” and individually, a “Subsidiary Loan Party,” and together with the Borrower, collectively, the “Loan Parties,” and individually, a “Loan Party”).

RECITALS

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Revolving Credit Agreement, dated as of January 25, 2008, by and among the Borrower, the Lenders and the Administrative Agent, as amended by the Amendment to Revolving Credit Agreement, dated as of December 12, 2008, as amended by the Second Amendment to Revolving Credit Agreement, dated as of November 15, 2010, as amended by the Third Amendment to Revolving Credit Agreement, dated as of November 1, 2011, as amended by the Consent and Fourth Amendment to Revolving Credit Agreement, dated as of March 27, 2012, as amended by the Consent, Waiver and Fifth Amendment to Revolving Credit Agreement, dated as of April 30, 2012 (as further amended, supplemented, amended and restated or otherwise modified through the date hereof, the “Credit Agreement”).  Capitalized terms defined in the Credit Agreement and undefined herein shall have the same defined meanings when such terms are used in this Amendment;

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend certain provisions of the Credit Agreement as set forth below; and

WHEREAS, the Administrative Agent and the Lenders have agreed to do so, subject to the terms and conditions of this Amendment;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

AGREEMENT

1.             Incorporation of Recitals.  The Recitals hereto are incorporated herein by reference to the same extent and with the same force and effect as if fully set forth herein.

2.             Amendment to Credit Agreement.  The Credit Agreement is hereby amended as follows:

(a)           The definition of “Revolving Commitment Termination Date” contained in Section 1.1 is amended to read as follows:

“Revolving Commitment Termination Date” shall mean (i) February 28, 2013, (ii) the date on which the Revolving Commitments are terminated pursuant to Section 2.9 and (iii) the date on which all amounts outstanding under this Agreement have been declared or have automatically become due and payable (whether by acceleration or otherwise).

(b)           Except as specifically modified by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed by the parties hereto and remain in full force and effect.

(c)           Each of the Borrower, the other Loan Parties, the Administrative Agent and each Lender agrees that, as of and after the Sixth Amendment Effective Date (as hereinafter defined), each reference in the Loan Documents to the Credit Agreement shall be deemed to be a reference to the Credit Agreement as amended hereby.

3.             Effectiveness of Amendment.  This Amendment and the amendments contained herein shall become effective on the date (the “Sixth Amendment Effective Date”) when each of the conditions set forth below shall have been fulfilled to the satisfaction of the Administrative Agent:

(a)           The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of the Borrower, the other Loan Parties, the Administrative Agent and the Lenders.

(b)           Before and after giving effect to this Amendment, no event shall have occurred and be continuing that constitutes an Event of Default, or that would constitute an Event of Default but for the requirement that notice be given or that a period of time elapse, or both.

(c)           Before and after giving effect to this Amendment, all representations and warranties of the Borrower contained in the Credit Agreement, and all representations and warranties of each other Loan Party in each Loan Document to which it is a party, shall be true and correct in all material respects (or, if qualified by materiality, in all respects) at the Sixth Amendment Effective Date as if made on and as of such Sixth Amendment Effective Date.

(d)           Intentionally deleted.

(e)           All documents delivered pursuant to this Amendment must be of form and substance satisfactory to the Administrative Agent and its counsel, and all legal matters incident to this Amendment must be satisfactory to the Administrative Agent’s counsel.

4.             Amendment Only; No Novation; Modification of Loan Documents.  Each of the Borrower and each other Loan Party acknowledges and agrees that this Amendment only amends the terms of the Credit Agreement and the other Loan Documents and does not constitute a novation, and each of the Borrower and each other Loan Party ratifies and confirms the terms and provisions of, and its obligations under, the Credit Agreement and the other Loan Documents in all respects.  Each of the Borrower and each other Loan Party acknowledges and agrees that each reference in the Loan Documents to any particular Loan Document shall be deemed to be a reference to such Loan Document as amended by this Amendment.  To the extent of a conflict between the terms of any Loan Document and the terms of this Amendment, the terms of this Amendment shall control.

5.             No Implied Waivers.  Each of the Borrower and each other Loan Party acknowledges and agrees that this Amendment shall not constitute a waiver, express or implied, of any Default, Event of Default, covenant, term or provision of the Credit Agreement or any other Loan Document, nor shall it create any obligation, express or implied, on the part of the Administrative Agent or any Lender to waive, or to consent to any amendment of, any existing or future Default, Event of Default or violation of any covenant, term or provision of any Loan Document.  The Administrative Agent and the Lenders shall be entitled to require strict compliance with the Loan Documents, notwithstanding the limited, express consent and waiver contained herein, and nothing herein shall be deemed to establish a course of action or a course of dealing with respect to requests by the Borrower or any other Loan Party for waivers or amendments of any Default, Event of Default, covenant, term or provision of any Loan Document.

6.             Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the Borrower, the other Loan Parties, the Lenders and the Administrative Agent and their respective successors and assigns.

7.             No Further Amendments.  Nothing in this Amendment or any prior amendment to the Loan Documents shall require the Administrative Agent or any Lender to grant any further amendments to the terms of the Loan Documents.  Each of the Borrower and each other Loan Party acknowledges and agrees that there are no defenses, counterclaims or setoffs against any of their respective obligations under the Loan Documents.

8.             Representations and Warranties.  All representations and warranties made by the Borrower and each other Loan Party in the Loan Documents are incorporated by reference in this Amendment and are deemed to have been repeated as of the date of this Amendment with the same force and effect as if set forth in this Amendment, except that any representation or warranty relating to any financial statements shall be deemed to be applicable to the financial statements most recently delivered to the Administrative Agent in accordance with the provisions of the Loan Documents.  Each of the Borrower and each other Loan Party represents and warrants to the Administrative Agent, the Lenders and the Issuing Bank that, after giving effect to the terms of this Amendment, no Default has occurred and been continuing.

9.             Confirmation of Lien.  Each of the Borrower and each other Loan Party hereby acknowledges and agrees that the Collateral is and shall remain in all respects subject to the lien, charge and encumbrance of the Credit Agreement and the other Loan Documents and nothing herein contained, and nothing done pursuant hereto, shall adversely affect or be construed to adversely affect the lien, charge or encumbrance of, or conveyance effected by the Loans or the priority thereof over other liens, charges, encumbrances or conveyances.

10.          Fees and Expenses.  The Borrower agrees to pay all reasonable, out-of-pocket costs and expenses of the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent and its Affiliates, in connection with the preparation and administration of this Amendment.

11.          Severability.  Any provision of this Amendment held to be illegal, invalid or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without affecting the legality, validity or enforceability of the remaining provisions hereof; and the illegality, invalidity or unenforceability of a particular provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

12.          Governing Law.  This Amendment shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the State of New York.  THIS AMENDMENT WILL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSES SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

13.          Counterparts.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  It shall not be necessary that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on more than one counterpart.

[SIGNATURES ON FOLLOWING PAGES]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective duly authorized representatives all as of the day and year first above written.

BORROWER:

MAXIMUS, INC., a Virginia corporation

By:	/s/ David N. Walker
Name:	David N. Walker
Title:	Treasurer and Chief Financial Officer

SUBSIDIARY LOAN PARTIES:

MAXIMUS FEDERAL SERVICES, INC., a Virginia corporation

By:	/s/ Thomas Romeo
Name:	Thomas Romeo
Title:	President

MAXIMUS HUMAN SERVICES, INC., a Virginia corporation

By:	/s/ Kevin M. Reilly
Name:	Kevin M. Reilly
Title:	Treasurer

MAXIMUS HEALTH SERVICES, INC., an Indiana corporation

By:	/s/ Kevin M. Reilly
Name:	Kevin M. Reilly
Title:	Treasurer

[SIGNATURES CONTINUE ON FOLLOWING PAGES]

PSI SERVICES HOLDING INC., a Delaware corporation

By:	/s/ Kevin M. Reilly
Name:	Kevin M. Reilly
Title:	Treasurer

POLICY STUDIES INC., a Colorado corporation

By:	/s/ Kevin M. Reilly
Name:	Kevin M. Reilly
Title:	Treasurer

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

ADMINISTRATIVE AGENT:

SUNTRUST BANK
as Administrative Agent, as Issuing Bank and as Swingline Lender

By:	/s/ David Simpson
Name:	David Simpson
Title:	Vice President

LENDERS:

SUNTRUST BANK
as Lender

By:	/s/ David Simpson
Name:	David Simpson
Title:	Vice President